UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019

SPRING BANK PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
35 Parkwood Drive, Suite 210 Hopkinton, MA 01748
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 473-5993

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBPH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 10, 2019, Spring Bank Pharmaceuticals, Inc. (the “Company”) held its 2019 annual meeting of stockholders. At the annual meeting, the stockholders: (1) re-elected Timothy Clackson, Ph.D. and elected Pamela Klein, M.D. to serve as members of the Company’s Board of Directors, each as a Class I director for a term of three years to serve until the 2022 annual meeting of stockholders or until his or her successor is elected and qualified or until his or her earlier death, resignation or removal (the “Election of Directors”) and (2) ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (the “Ratification of Appointment of Independent Registered Public Accounting Firm”). A more complete description of these matters is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 24, 2019.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker non-votes on each of the foregoing matters are set forth below.

1.Election of Directors:

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-votes
Timothy Clackson, Ph.D.	9,017,092	941,698	3,426,920
Pamela Klein, M.D.	9,922,346	36,444	3,426,920

2.Ratification of Appointment of Independent Registered Public Accounting Firm:

Shares Voted For	Shares Voted Against	Shares Abstaining
13,302,040	18,018	65,652

Item 8.01 Other Events.

On July 10, 2019, the Company issued a press release announcing Dr. Klein’s election to the Company’s Board of Directors.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1Press Release dated July 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer

Date: July 10, 2019